UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 10, 2017 (March 10, 2017)

ECOLOCAP SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52256
(Commission File No.)

1250 S. Grove Avenue, Suite 308
Barrington, Illinois   60010
(Address of principal executive offices and Zip Code)

(866) 479-7041
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 10, 2017, we entered into an agreement with Tonaquint, Inc., a Utah corporation ("Purchaser") where in, in consideration of $50,000, we (the "Company") agreed to sell to Purchaser a number of our shares of common stock under the following formula:

The Purchaser hereby agrees to purchase, and the Company hereby agrees to sell and issue to the Purchaser, a number of shares (the "Shares") of newly issued restricted Common Stock of the Company determined pursuant to the following formula for an aggregate purchase price of $50,000.00 (the "Purchase Price"): the total number of Shares being purchased hereunder shall equal the Purchase Price divided by 80% multiplied by the closing price of the Common Stock for the trading day immediately preceding the date that is six (6) months from the Agreement Date (the "Per Share Purchase Price"). In the event of any stock split, stock combination, recapitalization, stock dividend, or similar transaction that occurs prior to the Company's delivery of any Shares pursuant to the terms hereof, the number of Shares and the Per Share Purchase Price shall be adjusted accordingly based on such stock split, stock combination, recapitalization, stock dividend, or similar transaction

ITEM 3.02          UNREGISTERED SALES OF EQUITY SECURITIES.

On March 10, 2017, we entered into an agreement with Tonaquint, Inc., a Utah corporation ("Purchaser") where in, in consideration of $50,000, we (the "Company") agreed to sell to Purchaser a number of our shares of common stock under the following formula:

The Purchaser hereby agrees to purchase, and the Company hereby agrees to sell and issue to the Purchaser, a number of shares (the "Shares") of newly issued restricted Common Stock of the Company determined pursuant to the following formula for an aggregate purchase price of $50,000.00 (the "Purchase Price"): the total number of Shares being purchased hereunder shall equal the Purchase Price divided by 80% multiplied by the closing price of the Common Stock for the trading day immediately preceding the date that is six (6) months from the Agreement Date (the "Per Share Purchase Price"). In the event of any stock split, stock combination, recapitalization, stock dividend, or similar transaction that occurs prior to the Company's delivery of any Shares pursuant to the terms hereof, the number of Shares and the Per Share Purchase Price shall be adjusted accordingly based on such stock split, stock combination, recapitalization, stock dividend, or similar transaction.

The Company relied upon the exemption from registration contained in Reg. 506 of the Securities Act of 1933, as amended (the "Act").  The Purchaser represented it is an accredited investor as defined in Reg. 501 Act and a Form D will be filed with the SEC and the State of Utah by March 25, 2017.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

10.1	Common Stock Purchase Agreement with Tonaquint, Inc. dated March 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 12th day of March 2017.

ECOLOCAP SOLUTIONS INC.

BY:	MICHAEL SIEGEL
Michael Siegel
Principal Executive Officer and a member of the Board of Directors